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                                                                  EXHIBIT 10.17

                                 June 10, 1996

P.S.G.S International Real Estate, Ltd.

             Re: Common Stock in Aristo International
                 Corporation ("Aristo") to be issued for Consulting Services
                 -----------------------------------------------------------

Gentlemen:

this letter confirms that P.S.G.S. International Real Estate, Ltd. ("P.S.G.S.") shall be issued 13,000 shares of common stock in Aristo pursuant to that certain Financial Consulting Contract between P.S.G.S. and Aristo dated June 10, 1996.

The above-referenced shares, bearing restrictive securities legend, shall be issued within a commercially reasonable time after the date of exercise and funding of these certain options granted to J. Herman (20,000), M. Berkowitz (20,000), N. Henefeld (20,000) and A. Fitterman (11,000) by letter agreements dated May __, 1996 (the "Option Holders"). Should the Option Holders wish to exercise only a portion of their options, the Aristo shares to be issued to P.S.G.S. pursuant to this letter shall be adjusted pro rata.

If the foregoing conforms to your understanding of the terms of our agreement, please sign and return one copy of this letter to the undersigned.


                                         Very truly yours,


                                         /s/ Mouli Cohen
                                         -------------------------------------
                                         Mouli Cohen
                                         President and Chief Executive Officer

ACCEPTED AND AGREED TO:



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Name: